PROCARE INDUSTRIES, LTD. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
--------------------------------------------------------------------------------

Check the appropriate box:
[X]  Revised Preliminary Proxy Statement No. 2
[ ]  Confidential for use of the Commission Only (as  permitted  by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ProCare Industries, Ltd.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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     (1)  Title of each class of securities to which the transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
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
                            PROCARE INDUSTRIES, LTD.
                             1960 White Birch Drive
                             Vista, California 92083
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on July 6, 1999
                           ---------------------------

To Our Shareholders:

     The Annual Meeting of Shareholders of ProCare Industries, Ltd., a Colorado corporation ("Company"), will be held at 1960 White Birch Drive, Vista, California 92083 on July 6, 1999 at 10:00 a.m., Pacific Daylight Time, for the purpose of considering and acting upon the following:

     (1) The election of three directors;

     (2) To approve and adopt a one for one hundred (1 for 100) reverse split of outstanding shares of the Company's common stock, to be effective on the first business day following the shareholders meeting;

     (3) To authorize the Board of Directors to change the name of the Company to any proper name selected by the directors and to cause the Articles of Incorporation of the Company to be amended to effect the change of name;

     (4) To approve a plan of quasi-reorganization pursuant to which the Company shall restate the financial accounts for the Company to eliminate its additional paid-in capital and retained earnings deficit incurred before December 31, 1998;

     (5) Such other matters as may properly come before the meeting or any adjournment thereof.

     On shareholders of record at the close of business on June 17, 1999 are entitled to notice of and to vote at the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        ROBERT W. MARSIK
                                        Corporate Secretary

Vista, California
June 24, 1999

--------------------------------------------------------------------------------
THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            PROCARE INDUSTRIES, LTD.
                             1960 White Birch Drive
                             Vista, California 92083

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            To be Held July 6, 1999


     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of ProCare Industries, Ltd. ("Company") for use at the Company's Annual Meeting of Shareholders to be held at 10:00 a.m., Pacific Daylight time, at 1960 White Birch Drive, Vista, California 92083 on July 6, 1999 and at any adjournment thereof. It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about June 24, 1999.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's corporate secretary or by voting in person at the meeting.

                  VOTING SECURITIES, PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     All voting rights are vested exclusively in the holders of the Company's no par value common stock with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on June 17, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting or any adjournments thereof. On the Record Date the Company had 76,659,919 shares outstanding.

     Because the directors collectively own more than a majority of the outstanding common stock, the Company's only securities, approval of management's proposals described in this Proxy Statement is assured. Shareholders of the Company will have no dissenter's rights with respect to any of the proposals described in this Proxy Statement.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows as of the Record Date, the shares of the Company's no par value common stock, its only class of equity securities, beneficially owned by (i) each person who beneficially owned more than 5% of the outstanding shares with the address of each such person, (ii) each of the Company's directors and (iii) by all of the Company's officers and directors as a group:


Name and Address                                          Amount and Nature of                     Percent
of Beneficial Owner                                      Beneficial Ownership(1)                   of Class
-------------------                                      ----------------------                    --------
Robert W. Marsik ................................              40,798,500                           53.2%
1960 White Birch Drive
Vista, California 92083

Allan Bergenfield ...............................               2, 234,000                           2.9%
12000  Trailridge Drive
Potomac, MD  20854

Joseph V. Rizzo .................................               2,000,000                            2.6%
1955 Bird Ave.
San Jose, CA 95125

Directors and Executive .........................              44,032,500                           57.4%
Officers as a Group
(one person)

----------------

         (1) Beneficial owners listed have sole voting and investment power with respect to the shares.

                              ELECTION OF DIRECTORS

     The Company's Bylaws provide for a Board of Directors consisting of three directors. The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the three nominees for director named below. The directors intend to vote for the listed nominees; therefore, their election is assured. If, at the time of the meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their discretion. If elected, the nominees for director will hold office until the next annual meeting of shareholders which, it is anticipated, will be held during 2000, or until their successors are elected and qualified. The nominees for director, each of whom has consented to serve if elected, are as follows:


                                            Director
Name of Nominee                             Since           Age        Principal Occupation for Last Five Years
---------------                             -----------     ---        ----------------------------------------
Robert W. Marsik ........................   1983            53         Founder of ProCare and an executive  officer and
(Chairman of the Board of Directors,                                   director of the Company since inception.  On May
 Chief Executive, Financial and                                        17,  1993,  he  was  appointed  a  director  and
 Accounting Officer, President and                                     executive  officer of America's Coffee Cup, Inc.
 Treasurer)                                                            On December 18, 1997,  he resigned all positions
                                                                       with  that  entity  to  pursue  other   business
                                                                       interests  and  has  acted  as  an   independent
                                                                       business  consultant  until  the  present.   Mr.
                                                                       Marsik  graduated in 1970 from the University of
                                                                       Maryland  at  College  Park,  Maryland,  with  a
                                                                       degree in Business Administration/Marketing.

Allan Bergenfield .......................   1987            57         Director of the Company  since March 1987. He is
                                                                       the  President   and  principal   owner  of  Mid
                                                                       Atlantic  Manufactures  Brokers, Inc. which is a
                                                                       regional sales and marketing  company  servicing
                                                                       primarily  the Eastern  Seaboard  portion of the
                                                                       United  States and  provides  sales,  broker and
                                                                       marketing  services for numerous  personal  care
                                                                       manufacturing  companies.  He  established  this
                                                                       business  in 1985 after  resigning a position as
                                                                       Senior   Vice   President   of   Marketing   for
                                                                       Minnetonka  Inc.  a  manufacturer  of health and
                                                                       beauty aids.

Joseph V. Rizzo .........................   1983            67         Director of the Company from inception until his
                                                                       resignation  in 1987 and since May 1998  through
                                                                       the present. Mr. Rizzo is retired and resides in
                                                                       San Jose California. During his executive career
                                                                       he  held   positions  of  Vice   President   and
                                                                       President    of    numerous    electronic    and
                                                                       manufacturing  companies,  most recently with D.
                                                                       B. Products from 1990 through 1996, and prior to
                                                                       that with Oak-Mitsui Corporation.

     The executive officers of the Company, all of whom are named above, are elected annually at the first meeting of the Board held after each Annual Meeting of Shareholders. Each executive officer shall hold office until his successor duly is elected and qualified or until his resignation or removal in the manner provided by the Company's Bylaws.

                        DIRECTORS AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 1998, the Board had three directors meetings, all of which were special meetings held pursuant to unanimous written consent by all of the incumbent directors. The Board has no standing audit, nominating or compensation committees.

                              CERTAIN TRANSACTIONS

     In November 1998, the Board approved the issuance of 40,000,000 shares of it's common stock, which had no market value, to the three directors of the Company for approximately $4,000 in expenses advanced on behalf of the Company and for services provided in connection with reactivation of the Company and reestablishing the Company as a Colorado corporation in good standing. The shares were issued on January 29, 1999 as follows: 36,000,000 shares to Robert Marsik, and 2,000,000 shares each to Allan Bergenfield and Joseph Rizzo. The number of shares issued in satisfaction of the advances was arbitrarily determined, based primarily on the number of previously outstanding shares in order to assure that the directors who risked their time and resources in attempting to reestablish the Company would have voting control. The Board concluded that the shares essentially had no value based on the fact that there was no trading market, nor had there been a trading market since approximately 1990, the Company had no assets, had no audited financial statements and was not then current in its reporting obligations under the Securities Exchange Act of 1934, as amended, and there was no assurance that the shares would ever have any value. Following this issuance, there were 76,659,919 shares issued and outstanding. The Board did not consider whether the terms of the transaction were comparable to terms which could have been obtained through arms-length bargaining with an unrelated third party. It is assumed that some unrelated third party may have been willing to provide the cost advancement and related services to the Company on terms more beneficial to the Company than terms given to the directors.

                             EXECUTIVE COMPENSATION

     None of the Company's executive officers presently receives any salary or other compensation or benefits. No compensation has been paid to any officer or director of the Company since 1990. Mr. Marsik, the Chief Executive Officer has received no compensation or other benefits from the Company during any of the last three fiscal years. However, as described above, Mr. Marsik received 36,000,000 shares and Messrs. Bergenfield and Rizzo 2,000,000 shares each as reimbursement for expenses advanced on behalf of the Company in reestablishing the Company. The Company assumed the shares had no market value when issued; however, the shares may be deemed to constitute compensation to the individuals. Because there is no market or other criteria available to establish a value and because the shares are "restricted" as defined under applicable securities laws, no value was established or assigned. Using the only reported market sales price for Company stock in 1998, the shares would have had a value of approximately $36,000 for Mr. Marsik and $2,000 for Messrs. Bergenfield and Rizzo at the end of 1998.

                    PROPOSAL TO AUTHORIZE REVERSE STOCK SPLIT

     The Board has approved and has unanimously recommended that shareholders authorize the Board to effect a reverse stock split of outstanding common stock. The reverse stock split is described in a Plan of Recapitalization attached as Exhibit A (the "Plan"). Upon approval of the Plan by the holders of a majority of outstanding shares at the shareholder meeting, a 1 for 100 reverse stock split will be approved, to be effective on the second business day following the date of the shareholders meeting.

     The Company's Articles of Incorporation presently authorize 100,000,000 shares of no par value common stock. The proposed Plan would not reduce the number of authorized shares. Specifically, the Plan provides in part as follows:

     1. Reverse Split Ratio. A reverse split of 1 for 100 (i.e., each 100 shares outstanding or committed to be issued before the reverse split would, after the Effective Date as defined below, represent one share).

     2. Reverse Share Split. All shares of no par value common stock of the Company outstanding prior to the Record Date shall, from and after the Effective Date, be combined into a lesser number of shares determined by multiplying the outstanding shares times a fraction, of which the numerator is one and the denominator is 100 ( for example, the fraction would be: 1/100 and 1,000 shares outstanding before the Effective Date would be reduced to 10 shares after the Effective Date).

     If shareholders approve the Plan of Recapitalization, the shareholders will be authorizing a reverse stock split of 100 into 1. The effective date for a reverse stock split shall be the second business day following the shareholders meeting.

     The Board has concluded that to maximize the value of the Company for its shareholders, the Company should attempt to locate and acquire, or be acquired by, another business. The Board believes that a significant number of private businesses would be interested in a business combination with the Company, primarily in order to become a public-reporting entity with a market for its securities. The Company is a public-reporting entity with common stock listed on the NASD OTC Bulletin Board. As of the date of this Proxy Statement the Company has no arrangement with any prospective acquisition candidate and the Company is not in discussion with any potential acquisition candidate.

     Although the Company is publicly owned and files periodic reports under the Securities Exchange Act of 1934, as amended, the Company has no assets and no present intended business. Accordingly, it is likely that the owners of any business combined with the Company will expect to receive a large majority of the outstanding stock.

     The Company presently has 100,000,000 authorized shares and 76,659,919 outstanding shares. If the Company reduces the number of outstanding shares with a reverse stock split, there would then be sufficient available shares to accommodate a transaction in which the owners of the acquired business own a majority of the outstanding shares following the combination. Unless the number of outstanding shares is reduced, the Board believes that it is unlikely that an acquisition or combination beneficial to Company shareholders can be accomplished.

     In proposing that the shareholders approve adoption of the reverse stock split Plan of Recapitalization the Board also concluded that the very large number of shares of the Company's common stock outstanding are substantially too many for a small public corporation. Any trading in Company stock would likely be at a low price which could discourage market makers or investors.

     The Board also believes that the Company's common stock may be of interest to a larger number of brokers and private investors if the reverse split is effected. Presently there is essentially no trading in the Company's stock and no liquidity for present shareholders, However, it is anticipated that the proposed reverse stock split may lead to a more liquid market for the Company's common stock as there will be a much lower number of shares outstanding and relatively little public "float." Therefore, market makers and other investors may be more willing to trade the Company's securities, particularly if an acquisition or business combination can be completed. The Board expects that a market price for Company stock would be higher, because there would be fewer available shares as a result of the reverse split, but no assurance can be made. The Board is aware that it is possible that the reverse stock split instead may have an adverse effect on market demand for the Company's common stock because of the smaller number of shares outstanding. There can be no assurance that an active market will develop for the stock. If a market develops, any adverse effect on market demand for Company Stock may persist.

     The smaller public float which will result from the reverse stock split could adversely affect the interests of common shareholders, especially until and unless a business combination is effected. Such adverse consequences could include reduced liquidity due to fewer shares available to market makers, even less liquidity in the market, odd lot amounts of shares held by many shareholders, and lack of interest in securities of the Company. Also, historically market prices of stock of many small companies often fall in months following a reverse split. However, the Board believes that, since the common stock had no market or value before the Company was reestablished by the Board, and presently has no reported trading or market price, these potential problems are outweighed by the possibility that the shares held after the reverse split could appreciate at some time in the future if an acquisition or combination is completed.

     If the Company's shareholders approve the proposal described above, the shares of the Company's common stock outstanding on the Record Date would be reduced to approximately 766,599 shares prior to the issuance of any additional shares for fractional shares as described below. The number of shares which the Company is authorized to issue will not be affected. As of the Record Date, there were 2,115 shareholders of record and it is anticipated that there will be the same number of shareholders of record following the stock split. A majority of all outstanding shares voting in favor of this resolution is necessary for approval. The Plan of Recapitalization will be approved by the vote of the directors.

     The Plan of Recapitalization attached as Exhibit A sets forth the procedure by which certificates representing shares of the Company's outstanding common stock may be surrendered for certificates representing the reduced number of shares of the Company's common stock. No fraction of a share of the Company's no par value Common stock will be issued and, in lieu thereof fractional shares otherwise issuable to shareholders will be rounded up to the next higher whole share. It is not anticipated that any shareholder of the Company will be eliminated as a result of the disallowance of fractional shares.

     The Board will be authorized to abandon the Plan of Recapitalization prior to the effective date without a further vote of shareholders if the directors conclude that such action would be in the best interest of the Company and its shareholders. Such action by the Board is not anticipated; however, the provision has been included in the Plan to afford maximum flexibility to the Company. The directors might abandon the Plan, for instance, upon the advice of an investment banker or if required in order to make some acquisition or other transaction. The Company presently has no indication that any such event will occur.

     To be approved, the directors must receive the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock. Together, the Board beneficially owns shares constituting more than a majority of the outstanding voting stock and all shares owned by the directors will be voted in favor of the Plan. THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AND ADOPTION OF THE PLAN OF RECAPITALIZATION. PROXIES WILL BE VOTED ACCORDINGLY UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE FORM OF PROXY.

                             PROPOSAL TO CHANGE NAME

     The Board has approved and unanimously recommended that the shareholders authorize the Board to effect a change of the name of the Company to a name to be selected in the discretion of the directors at such time as the Company has made a business combination with another business or entity. Upon approval of the plan to change the name by the shareholders at the meeting, the Board will be authorized at any time during the three years following the meeting to adopt a new name for the Company. To effect the name change, the Board shall be authorized to complete, and the Company shall file, an Amendment to the Company's Articles of Incorporation. As amended, Article FIRST would read and provide as follows:

         "FIRST: The name of the Corporation shall be _____________________."
          (Blank to be completed prior to filing.)

     The remaining portions of the Articles of Incorporation of the Company would remain unchanged. If an amendment to the Articles of Incorporation is not filed no name change would be effected.

     In proposing that the shareholders approve the plan to change the name of the Company, the Board determined that it is likely that if the Company acquires, or is acquired by, another business or another entity, it is likely that it will be recommended that the Company change the name to a new name compatible with the new business or entity. To officially change the name of the Company it will be necessary to amend the Articles of Incorporation of the Company which requires a vote of shareholders. To avoid calling a second meeting of shareholders of the Company and to permit the Board to select a new name and to formally effect a change, it is recommended that shareholders approve the proposal to authorize the Board, in its discretion, to select a new name and to formally amend the Articles of Incorporation of the Company. It is likely that such a new name would be selected when, and if, a business acquisition or combination is proposed and that the name would also be acceptable to the owners of the business.

     A majority of all outstanding shares voting in favor of this resolution is necessary for approval. The directors intend to vote their shares in favor of this proposal and approval is assured. THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE CHANGE OF NAME AND AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION. PROXIES WILL BE VOTED ACCORDINGLY UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE FORM OF PROXY.

                     PROPOSAL TO APPOVE QUASI-REORGANIZATION
                      AND RESTATE THE FINANCIAL STATEMENTS

     The Board has approved and is proposing that the shareholders approve a quasi-reorganization and restatement of accounts to eliminate the accumulated deficit from the Company's balance sheet. If approved by the shareholders the accumulated deficit account and the capital accounts of the Company will be eliminated in a quasi-reorganization effective January 1, 1999. The Board selected January 1, 1999 as the retroactive effective date because audits for the prior two fiscal years have been completed and the cost to revise those financial statements at this time would not be cost effective to the Company. Also, restating certain accounts for 1999 and thereafter will permit more accurate tracking of operating results in future years.

     As of December 31, 1998, the Company's balance sheet included accumulated deficit of $4,394,823 (accumulated from inception of the Company). On the balance sheet, accumulated deficit is offset by stated capital and additional paid-in capital which, together, total $4,394,823, and which offsets the accumulated deficit. The Company's balance sheet includes no assets or liabilities, no surplus and no shareholders' equity. The applicable portion of the balance sheet at December 31, 1999 reflects the following:

                  Stated capital                  $ 3,179,975
                  Additional paid in capital        1,215,028
                  Accumulated deficit              (4,394,823)
                  Shareholders' equity                - 0 -

As restated in the quasi-reorganization, the applicable portion of the balance sheet at January 1, 1999 will reflect:

                  Stated capital                      - 0 -
                  Additional paid in capital          - 0 -
                  Accumulated deficit                 - 0 -
                  Shareholders' equity                - 0 -

As seen above, the result of the quasi-reorganization and modification of the capital and accumulated deficit accounts, will be that the Company will continue to have no assets, no liabilities and no shareholders' equity (as the pre-reorganization balance sheet presently reflects) and there will be no balance in the Company's capital accounts nor the accumulated deficits/retained earnings accounts.

     The Board concluded that this procedure is appropriate under the Company's circumstances. In the first place, substantially all of the deficit was incurred 10 or more years ago prior to the Company becoming inactive. The Company presently has no assets and leaving the capital accounts and accumulated deficit accounts on the Company's balance sheet would tend to become misleading in future years as the Company enters another business or acquires other entities. The Board believes that the Company qualifies for the quasi-reorganization described herein under certain provisions of accounting rules and procedures applicable to the Company, and applicable state law.

     The quasi-reorganization will become effective retroactively as of January 1, 1999, assuming that holders of a majority of the outstanding common stock vote to approve the quasi-reorganization at the shareholders meeting. The restatement of accounts in the quasi-reorganization is not expected to alter the amount which might, in the future, be available for distribution to the holders of equity securities. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE QUASI-REORGANIZATION AND PROXIES WILL BE VOTED ACCORDINGLY UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE FORM OF PROXY.

                               COMPANY ACCOUNTANTS

     Harlan & Boettger, LLP was the Company's independent auditor for the fiscal years ended December 31, 1997 and 1998. By letter dated May 3, 1999, Harlan & Boettger, LLP announced that it was resigning as accountants for the Company effective May 3, 1999. The Independent Auditors' Report on the financial statements of the Company for each of the past two fiscal years each raised substantial doubt about the Company's ability to be a going concern and each report indicated that the financial statements do not include any adjustments that might result from the outcome of this uncertainty. Neither the Board nor any audit or similar committee of the Board recommended or sought or approved the decision of the accountants to resign. The Company had no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No successor auditor has been selected, as the Company expects that if an acquisition or business combination is completed in 1999, the acquired business' auditors may be appropriate for selection as auditors for the Company. The Board of the Company will select some qualified firm as the Company's independent auditor for the fiscal year ending December 31, 1999. A representative of Harlan & Boettger, LLP is not expected to be present at the Annual Meeting of Shareholders.

                        1998 ANNUAL REPORT ON FORM 10-KSB

     A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS ENCLOSED WITH THIS PROXY STATEMENT.

                              SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals which a shareholder believes may be voted on at the annual meeting may be eligible for inclusion in the Company's Proxy Statement for 2000. Any such shareholder proposals must be submitted in writing to the Secretary of the Company no later than February 15, 2000. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a shareholder proposal does not guarantee that it will be included in the Company's Proxy Statement.

     Alternatively, a proposal or nomination that the shareholders does not seek to include in the Company's Proxy Statement pursuant to rule 14a-8 may be submitted in writing to the Secretary of the Company before the 2000 annual meeting of shareholders not less than 45 days nor more than 120 days prior to the date on which the Company first mailed its proxy materials to shareholders for the 1999 annual meeting, unless the date of the 2000 annual meeting of shareholders is advanced by more than 30 days or delayed (other than as result of adjournment) by more than 30 days from the anniversary of the 1999 annual meeting. If the 2000 annual meeting is advanced or delayed more than 30 days, then the submission must be received a reasonable time before the Company mails its proxy materials to shareholders for the 2000 annual meeting. If the shareholder does not also comply with applicable requirements, including Rule 14a-4, under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority with proxies it solicits to vote in accordance with the best judgment of the proxy on any such proposal or nomination submitted by a shareholder.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the officers subject to reimbursement from the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Board does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.



                                        ROBERT W. MARSIK
                                        Corporate Secretary

Vista, California
June 24, 1999

                                    Exhibit A

                            PLAN OF RECAPITALIZATION


     Plan for Reverse Stock Split. Upon approval by shareholders in the manner specified in the Colorado Business Corporation Act, the Board of Directors ("Board") of ProCare Industries, Ltd. (the "Company") shall be authorized to effect a reverse stock split of all outstanding shares of the Company's stock at any time within three years from the time of approval. To effect the reverse stock split hereby approved, the Board shall be and hereby is authorized to cause the following steps to be taken.

     1. Reverse Split Ratio. A reverse split of 1 for 100 (i.e., each 100 shares outstanding are committed to be issued before the reverse split would, after the Effective Date as defined below, represent one share).

     2. Reverse Share Split. All shares of no par value common stock of the Company outstanding prior to the Record Date shall, from and after the Effective Date, be combined into a lesser number of shares determined by multiplying the outstanding shares times a fraction, of which the numerator is one and the denominator is 100 ( for example, the fraction would be: 1/100 and 1,000 shares outstanding before the Effective Date would be reduced to 10 shares after the Effective Date).

     3. No Fractional Shares. No fraction of a share of the Company's no par value common stock will be issued as a result of such reverse stock split and exchange. In lieu thereof, all fractional shares will be rounded up to the next higher number of whole shares and the shareholder who would otherwise be entitled to a fraction of a share will be issued one share in lieu thereof.

     4. Exchange of Share Certificates. On or after the second business day following approval of this Plan by shareholders (the "Effective Date" of the reverse stock split), each holder of a certificate or certificates, which prior thereto represented outstanding shares of the Company's no par value common stock, will be given instructions to surrender the same to the Company's transfer agent which shall act as the exchange agent to effect the exchange of certificates and each such shareholder shall be entitled upon surrender to receive (on payment of exchange, handling and delivery charges) in exchange therefor, a certificate representing one share of the Company's no par value common stock for each one hundred (100) shares of common stock previously owned and any additional shares issuable as a result of the rounding described in the preceding paragraph.

     5. Old Certificates to Represent Post-Split Stock Until Exchanged. Until so surrendered, each outstanding certificate which, prior to the Effective Date represented shares of common stock shall continue to represent the appropriate number of post-reverse split shares until such time as an exchange of share certificates shall have been effected.

     6.   Abandonment.   The  Board  of  Directors   may  abandon  the  Plan  of
Recapitalization in its discretion at any time prior to the Effective Date.

                                      PROXY


                            PROCARE INDUSTRIES, LTD.
                             1960 White Birch Drive
                             Vista, California 92083


                         ANNUAL MEETING OF SHAREHOLDERS
                            To be Held July, 6 1999


     This proxy is solicited by the BOARD OF DIRECTORS OF PROCARE INDUSTRIES, LTD. (the "Board of Directors" and the "Company," respectively), which is asking that you appoint Robert W. Marsik, Chairman of the Board of Directors, Chief Executive, Financial and Accounting Officer, President and Treasurer and a director of the Company, as your proxy with full power of substitution under the premises therein. The Board of Directors asks that you authorize the proxy to represent you at the annual meeting of shareholders of the Company to be held on Tuesday, July 6, 1999, at 10:00 a.m., Pacific Daylight Time, or any adjournment thereof, and further asks that you authorize the proxy to vote for the following as proposed by the Board of Directors:

     (1) The election of three director nominees listed below:
         ROBERT W. MARSIK        FOR [  ]      AGAINST [  ]         ABSTAIN [  ]
         ALLAN BERGENFIELD       FOR [  ]      AGAINST [  ]         ABSTAIN [  ]
         JOSEPH V. RIZZO         FOR [  ]      AGAINST [  ]         ABSTAIN [  ]


     (2) To approve and adopt a one for one hundred (1 for 100) reverse split of outstanding shares of the Company's common stock to be effective on the first business day following the shareholders meeting.

         FOR [  ]           AGAINST [  ]           ABSTAIN [  ]

     (3) To authorize the Board of Directors to change the name of the Company to any proper name selected by the directors and to cause the Articles of Incorporation of the Company to be amended to effect the change of name.

         FOR [  ]           AGAINST [  ]           ABSTAIN [  ]

     (4) To approve a plan of quasi-reorganization pursuant to which the Company shall restate the financial accounts for the Company to eliminate its stated capital, additional paid-in capital and retained earnings deficit accounts as they existed January 1, 1999.

         FOR [  ]           AGAINST [  ]           ABSTAIN [  ]

     (5) Grant the proxy the authority to act in his discretion with respect to such other matters as may properly come before the meeting or any adjournment thereof.

         FOR [  ]           AGAINST [  ]           ABSTAIN [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND FOR THE OTHER MATTERS PRESENTED BY THE BOARD OF DIRECTORS.

It is understood that this Proxy confers discretionary authority in respect of matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith.

     Dated and Signed:                       Dated and Signed:
                           , 1999                                    , 1999
     ----------------------                  ------------------------

     ---------------------------------       ------------------------------
     Signature of Shareholder                Signature of Shareholder

     ---------------------------------       ------------------------------
     Name Printed                            Name Printed

     Signature(s)   should   agree  with  the   name(s)   on   certificates
     representing the shares. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO ROBERT W. MARSIK, 1960 WHITE BIRCH DRIVE, VISTA, CALIFORNIA 92083. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.